UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2022

AZIYO BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 370
Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AZYO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2022, Aziyo Biologics, Inc. (the “Company”) entered into an amendment letter (the “Amendment Letter”) to the Credit Agreement, dated as of August 10, 2022 (as amended by the letter agreement dated as of October 9, 2022 and the letter agreement dated as of November 10, 2022, the “Credit Agreement”), by and among the Company, as the Borrower, and its subsidiaries, the financial institutions party thereto from time to time as lenders, and SWK Funding LLC, as agent. As previously disclosed, the Credit Agreement consists of senior secured term loans in an aggregate principal amount of $25 million (including $4 million that becomes available, subject to the achievement of specified operational and financial metrics by September 30, 2023).

The Amendment Letter extended the minimum liquidity step-up date (the “Step-Up Date”) of November 21, 2022 to December 16, 2022. As previously disclosed, under the Credit Agreement, the Company is required to maintain a minimum liquidity of $5.0 million until the Step-Up Date and thereafter, the greater of (i) $5.0 million or (ii) the sum of the Operating Burn (as defined in the Credit Agreement) for the two (2) prior consecutive fiscal quarters then ended.

The foregoing summary of the Amendment Letter does not purport to be complete and is qualified in its entirety by reference to the Amendment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Letter, dated as of November 21, 2022, to the Credit Agreement, dated as of August 10, 2022, among Aziyo Biologics, Inc., SWK Funding LLC, as Agent, and the Lenders from time to time party thereto (as amended).

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIYO BIOLOGICS, INC.

Date: November 28, 2022	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer